UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 21, 2005


                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                   000-106839                 88-0492134
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(State or other jurisdiction of      (Commission              (I.R.S. Employer
 incorporation or organization)      File Number)            Identification No.)

       114 West Magnolia Street, Suite 400-142
                   Bellingham, WA                         98225
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      (Address of principal executive offices)         (Zip Code)

                                  360-392-3902
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              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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              ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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         On September 21, 2005, Essential Innovations Technology Corp. entered into an Exclusive Technology Rights Agreement with William Baumgartner, who is a director of Essential Innovations, and Richard McDiarmid, who is the father of Jason McDiarmid, the chief executive officer of Essential Innovations. Under the terms of the agreement, Essential Innovations has acquired the exclusive rights to certain heating technology developed by Baumgartner and Richard McDiarmid for use within the field of geothermal heating and cooling and any other HVAC-related applications.

         Essential Innovations has agreed to pay Baumgartner and Richard McDiarmid a royalty of 2.5% of gross sales proceeds for each unit of the technology it sells, and to grant Baumgartner and Richard McDiarmid 50,000 shares of Essential Innovations' common stock and options to purchase an additional 50,000 shares of Essential Innovations' common stock at an exercise price of $0.75 per share expiring on September 21, 2010. Essential Innovations has a 12-month research and development period under the agreement, under which it will evaluate the application of the technology and determine whether it can be successfully applied within the field of geothermal heating and cooling and other HVAC-related applications. In the event that Essential Innovations determines the technology can be used successfully, Essential Innovations will grant Baumgartner and Richard McDiarmid an additional 450,000 shares of Essential Innovations' common stock and options to purchase an additional 450,000 shares of Essential Innovations' shares at $0.75 per share expiring five years from the date of grant.


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               ITEM 3.02--UNREGISTERED SALES OF EQUITY SECURITIES
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         On September 21, 2005, Essential Innovations Technology Corp. agreed to issue 50,000 shares of restricted common stock and options to purchase an additional 50,000 shares as described above. The recipients have represented in writing that they are not residents of the United States, acknowledged that the securities will constitute restricted securities, and consented to a legend on the certificates to be issued and stop-transfer instructions with the transfer agent. This transaction was effected in reliance on Regulation S.


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         Certain statements in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties. These statements include, but are not limited to, statements that do not describe historical facts and statements that include the words "believes," "anticipates," "expects," "plans," "intends," "designs" or similar language, as well as statements regarding consumer or marketplace acceptance of Essential Innovations' new or existing products; comments concerning marketing and consumer acceptance of proprietary products; the potential benefits of Essential Innovations' products; initiatives undertaken by the Essential Innovations' divisions; Essential Innovations' research, manufacturing and facilities expansion programs; and Essential Innovations' growth.

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                   ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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      The following is filed as an exhibit to this report:

    Exhibit
    Number*            Title of Document           Location
---------------  --------------------------------  -----------------------------

   Item 10       Material Contracts
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    10.26        Exclusive Technology Rights       Incorporated by reference
                 Agreement between William         from the current report on
                 Baumgartner and Richard           Form 8-K, SEC File No. 333
                 McDiarmid and Essential           106839, filed September 23,
                 Innovations Technology Corp.      2005.
                 dated September 21, 2005

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*    All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
                                          Registrant


Dated: September 26, 2005                 By  /s/ Jason McDiarmid
                                             -----------------------------------
                                             Jason McDiarmid, President

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